Held-for-sale Assets and Held-for-sale Liabilities	12 Months Ended
Dec. 31, 2022
Discontinued Operations and Disposal Groups [Abstract]
Held-for-sale Assets and Held-for-sale Liabilities
15.
Held-for-sale Assets and Held-for-sale Liabilities

On December 14, 2022, with the approval of the board of directors, the Group entered into a definitive agreement with TI Cloud Inc. (“TI Cloud”) to sell the customer engagement cloud business of Easemob for approximately US$14.6 million in an all-cash transaction. As of December 31, 2022, the Company received US$7 million advance payment and US$1 million deposit from TI Cloud and recorded in accrued expenses and other current liabilities. The Company reclassified the assets and liabilities attributable to the customer engagement cloud business of Easemob as held-for-sale assets and held-for-sale liabilities of US$17 million and US$2.4 million, respectively as of December 31, 2022. The deal was closed on February 1, 2023 with immaterial disposal gains.